UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2015

C1 FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-36595 (Commission File Number)	46-4241720 (IRS Employer Identification No.)

100 5th Street South

St. Petersburg, Florida 33701

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 266-2265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

C1 Bank (the “Bank”), a wholly owned subsidiary of C1 Financial, Inc. (the “Registrant”), is subject to supervision and examination by the Federal Reserve. The Bank is required to submit to the Federal Deposit Insurance Corporation (the “FDIC”) certain reports entitled “Consolidated Reports of Condition and Income” (each, a “Call Report” and collectively, the “Call Reports”). The Bank's Call Reports are prepared in accordance with regulatory instructions issued by the Federal Financial Institutions Examination Council. The publicly available portions of the Bank's Call Reports are on file with the FDIC and are publicly available on the FDIC's website at www.fdic.gov. The contents of the FDIC’s website are not incorporated by reference into, and are not otherwise a part of, this Form 8-K.

On July 24, 2015, the Bank filed its Call Report for the period ended June 30, 2015. The Registrant anticipates that the publicly available portions of the Call Report will be available on the FDIC's website on or about July 28, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C1 FINANCIAL, INC.

By:	/s/ Trevor R. Burgess
Trevor R. Burgess
President & Chief Executive Officer

Date: July 24, 2015